Exhibit 99.1

FOURTH QUARTER 2004
FINANCIAL SUPPLEMENT

CONSOLIDATED SUMMARY
Quarterly, Unaudited

(Thousands)	4Q04	3Q04	2Q04	1Q04	4Q03
Net interest income	$228,446	$218,250	$213,606	$196,009	$196,442
Noninterest income	313,682	307,231	347,285	367,240	364,052
Divestitures	3,200	-	1,800	2,000	22,498
Security G/L	(3,734)	20,383	3,214	885	8
Total revenue	541,594	545,864	565,905	566,134	583,000
Noninterest expense	382,688	365,596	384,080	371,976	382,004
Provision	11,783	10,044	12,292	14,229	15,392
Pretax income	147,123	170,224	169,533	179,929	185,604
Income taxes	43,971	56,623	51,149	60,658	67,959
Net income	103,152	113,601	118,384	119,271	117,645

Diluted shares	127,719	127,845	128,497	129,698	130,755
EPS	$0.81	$0.89	$0.92	$0.92	$0.90
Tax rate	30%	33%	30%	34%	37%
Efficiency ratio	71%	67%	68%	66%	66%

Certain previously reported amounts have been reclassified to agree with current presentation.

STATEMENTS OF INCOME
Quarterly, Unaudited

(Thousands)	4Q04	3Q04	2Q04	1Q04	4Q03
Interest income	$334,789	$300,183	$277,815	$254,015	$253,184
Less interest expense	106,343	81,933	64,209	58,006	56,742
Net interest income	228,446	218,250	213,606	196,009	196,442
Provision for loan losses	11,783	10,044	12,292	14,229	15,392
Net interest income after
provision for loan losses	216,663	208,206	201,314	181,780	181,050
Noninterest income:
Mortgage banking	94,771	105,155	118,266	126,566	127,330
Capital markets	76,522	79,913	102,195	117,928	117,770
Deposit transactions
and cash management	37,695	38,624	38,234	33,961	37,971
Merchant processing	19,679	19,299	19,365	16,743	15,878
Insurance premiums and
commissions	11,649	13,962	14,104	16,394	13,698
Trust services and investment
management	11,741	11,838	11,891	11,804	11,654
Gains on divestitures	3,200	-	1,800	2,000	22,498
Securities gains/(losses)	(3,734)	20,383	3,214	885	8
Other	61,625	38,440	43,230	43,844	39,751
Total noninterest income	313,148	327,614	352,299	370,125	386,558
Adjusted gross income after
provision for loan losses	529,811	535,820	553,613	551,905	567,608
Noninterest expense:
Employee compensation,
incentives and benefits	228,206	210,089	238,402	238,250	218,968
Occupancy	22,875	23,865	21,699	20,963	21,569
Equipment rentals, depreciation,
and maintenance	18,633	18,713	17,573	17,776	17,957
Operations services	18,379	17,801	15,944	15,399	15,160
Communications and courier	12,446	12,118	13,223	11,803	13,324
Amortization of intangible assets	3,014	2,165	2,191	2,171	2,403
Other	79,135	80,845	75,048	65,614	92,623
Total noninterest expense	382,688	365,596	384,080	371,976	382,004
Pretax income	147,123	170,224	169,533	179,929	185,604
Applicable income taxes	43,971	56,623	51,149	60,658	67,959
Net income	$103,152	$113,601	$118,384	$119,271	$117,645

Diluted earnings per common share	$ .81	$ .89	$ .92	$ .92	$ .90
Dividends declared	.43	.40	.40	.40	.40

SELECTED FINANCIAL RATIOS:
Return on average assets	1.40%	1.63%	1.75%	1.93%	1.89%
Return on average shareholders' equity	20.8	23.7	25.5	25.6	25.2
Certain previously reported amounts have been reclassified to agree with current presentation.

OTHER INCOME AND OTHER EXPENSE
Quarterly, Unaudited

(Thousands)	4Q04	3Q04	2Q04	1Q04	4Q03
All other income and commissions:
Cardholder fees	$ 6,405	$ 6,461	$ 6,348	$ 5,861	$ 6,129
Other service charges	5,270	4,696	5,098	4,645	5,002
Check clearing fees	2,340	2,562	2,523	2,627	2,913
Other	47,610	24,721	29,261	30,711	25,707
Total	$61,625	$38,440	$43,230	$ 43,844	$ 39,751
All other expense:
Advertising and public relations	$ 8,585	$9,976	$9,527	$ 11,873	$ 10,425
Legal and professional fees	11,816	9,529	9,700	6,685	14,979
Travel and entertainment	8,684	7,983	7,044	7,083	9,669
Computer software	7,199	7,127	7,596	6,984	8,180
Contract employment	7,877	6,264	5,430	4,143	6,769
Supplies	4,399	4,187	4,545	4,460	4,819
Fed services fees	1,979	2,263	2,267	2,329	2,190
Deposit insurance premium	923	661	708	732	682
Foreclosed real estate	2,759	2,072	977	26	2,169
Contributions	339	414	494	250	373
Distributions on guaranteed
preferred securities (a)	-	-	-	-	2,017
Other	24,575	30,369	26,760	21,049	30,351
Total	79,135	80,845	75,048	65,614	92,623
(a)	On December 31, 2003, FHN adopted FIN 46 which required the deconsolidation of Capital I and consequently the guaranteed preferred securities. However, FHN's junior subordinated debentures are no longer eliminated in consolidation but are included in the Consolidated Statements of Condition in "Term borrowings" and the related expense is also no longer eliminated in consolidation and is classified as interest expense in 2004.
Certain previously reported amounts have been reclassified to agree with current presentation.

AVERAGE STATEMENTS OF CONDITION
Quarterly, Unaudited

(Millions)	4Q04	3Q04	2Q04	1Q04	4Q03
Loans, net of unearned income:
Commercial:
Commercial, financial and industrial	$ 5,213.6	$ 4,935.3	$ 4,736.6	$ 4,491.6	$ 4,450.3
Real estate commercial	929.7	960.2	965.1	982.6	1,046.9
Real estate construction	1,132.1	945.1	796.6	705.6	672.9
Total commercial loans	7,275.4	6,840.6	6,498.3	6,179.8	6,170.1
Retail:
Real estate residential	8,204.5	7,852.6	7,253.7	6,810.6	6,552.6
Real estate construction	939.8	746.1	619.1	550.5	495.8
Other retail	172.6	180.0	188.7	204.0	239.1
Credit card receivables	244.1	239.3	258.4	259.3	265.0
Total retail loans	9,561.0	9,018.0	8,319.9	7,824.4	7,552.5
Total loans, net of unearned income	16,836.4	15,858.6	14,818.2	14,004.2	13,722.6
Investment securities	2,150.6	2,625.7	2,474.6	2,546.7	2,599.0
REMIC securities (a)	-	-	-	-	42.3
Loans held for sale	4,696.1	4,036.7	4,689.7	3,290.9	2,672.5
Other earning assets	1,895.7	1,687.7	1,658.0	1,577.7	1,810.6
Total earning assets	25,578.8	24,208.7	23,640.5	21,419.5	20,847.0
Cash and due from banks	779.2	740.0	718.4	718.7	746.2
Other assets	2,951.9	2,767.9	2,917.4	2,755.8	3,037.3
Total assets	$29,309.9	$27,716.6	$27,276.3	$24,894.0	$24,630.5

Certificates of deposit under
$100,000 and other time	$ 2,065.8	$ 2,015.0	$ 1,880.6	$ 1,824.6	$ 1,855.8
Other interest-bearing deposits	4,228.4	4,128.6	4,146.7	4,055.1	4,061.4
Total interest-bearing core deposits	6,294.2	6,143.6	6,027.3	5,879.7	5,917.2
Demand deposits	1,879.7	1,741.6	1,809.1	1,791.9	2,011.9
Other noninterest-bearing deposits	3,034.0	2,800.6	3,091.0	2,544.1	2,563.8
Total core deposits	11,207.9	10,685.8	10,927.4	10,215.7	10,492.9
Certificates of deposit $100,000 and more	8,079.0	6,971.1	6,580.7	5,856.3	5,175.1
Total deposits	19,286.9	17,656.9	17,508.1	16,072.0	15,668.0
Short-term borrowed funds	4,441.6	4,550.3	4,183.4	4,017.5	4,238.6
Term borrowings (a)	2,385.1	2,340.6	2,442.0	1,821.8	1,552.0
Other liabilities	1,222.6	1,262.8	1,271.4	1,110.6	1,218.3
Qualifying capital securities (a) (b)	-	-	-	-	100.0
Preferred stock of subsidiary	.5	.5	.5	.4	.4
Shareholders' equity	1,973.2	1,905.5	1,870.9	1,871.7	1,853.2
Total liabilities and shareholders' equity	$29,309.9	$27,716.6	$27,276.3	$24,894.0	$24,630.5
Diluted shares outstanding	127.7	127.8	128.5	129.7	130.8
(a) See page 13 for additional information on the impact of certain transactions and new accounting standards.
(b) Guaranteed preferred beneficial interests in FHN's junior subordinated debentures
Certain previously reported amounts have been reclassified to agree with current presentation.

RETAIL/COMMERCIAL BANKING
Quarterly, Unaudited

(Thousands)	4Q04	3Q04	2Q04	1Q04	4Q03
Net interest income	$193,886	$179,862	$167,331	$158,102	$157,888
Noninterest income	127,466	114,461	119,407	113,980	108,492
Divestitures	3,200	-	1,800	2,000	22,498
Security G/L	(1)	637	303	2	8
Total revenue	324,551	294,960	288,841	274,084	288,886
Total noninterest expense	191,551	180,250	177,235	172,224	186,280
Provision	11,798	10,044	12,310	14,249	15,333
Pretax income	121,202	104,666	99,296	87,611	87,273

Efficiency ratio	59%	61%	61%	63%	64%

Average loans (millions)	$16,792	$15,827	$14,798	$13,988	$13,697
Other earning assets (millions)	1,206	882	896	598	274
Total earning assets (millions)	17,998	16,709	15,694	14,586	13,971

Total deposits	10,146	9,817	9,660	9,425	9,570

Net interest margin	4.29%	4.28%	4.29%	4.36%	4.48%

Noninterest revenue detail
Deposit transactions & cash mgmt	$37,694	$38,622	$38,233	$33,960	$37,947
Merchant processing	19,683	19,304	19,369	16,748	15,882
Insurance premium & commissions	11,206	13,539	13,674	15,961	13,189
Trust services & investment mgmt	11,741	11,837	11,891	11,804	11,655
Cardholder fees	6,252	6,332	6,301	5,696	6,034
Other service charges	4,900	4,378	4,802	4,446	4,811
Check clearing fees	2,340	2,562	2,523	2,627	2,913
Securitization revenue	15,835	359	2,822	4,966	-
Miscellaneous revenue	17,815	17,528	19,792	17,772	16,061
Total noninterest revenue	127,466	114,461	119,407	113,980	108,492

Statistics
Trust total assets (millions)(a)	12,222	12,327	12,154	12,103	11,945
Trust total managed assets (millions)(a)	7,603	7,463	7,539	7,668	7,542
Merchant transactions	39,347	40,480	39,340	38,329	33,345
(a) Current quarter is an estimate
Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE BANKING
Quarterly, Unaudited

(Thousands)	4Q04	3Q04	2Q04	1Q04	4Q03
Net interest income	$38,858	$37,758	$44,352	$32,400	$31,232
Noninterest income:
Net origination fees	76,567	68,375	99,101	95,802	73,565
Net servicing fees	15,382	25,560	14,407	28,447	48,459
Other fees	9,901	15,291	9,549	6,593	9,584
Total noninterest income	101,850	109,226	123,057	130,842	131,608
Total revenue	140,708	146,984	167,409	163,242	162,840
Noninterest expense	110,736	109,255	118,711	99,664	95,020
Provision	(15)	-	(18)	(20)	59
Pretax income	29,987	37,729	48,716	63,598	67,761

Noninterest expense detail
Commissions & incentives	$67,930	$60,891	$69,026	49,590	46,067
FAS 91 cost deferral	(6,315)	2,195	(594)	(4,040)	1,484
Other salaries & benefits	63,429	54,694	54,931	54,206	50,432
Total salaries & benefits	125,044	117,780	123,363	99,756	97,983
Contract labor & outsourcing	4,688	4,210	4,234	3,395	5,169
Equipment & occupancy	16,837	17,717	16,163	16,295	15,978
Foreclosure provision	2,418	1,757	617	(1,039)	1,992
Other expenses	32,927	50,593	44,367	39,579	42,243
Total expenses before FAS 91 reclass	181,914	192,057	188,744	157,986	163,365
FAS 91 reclassification	(74,881)	(86,706)	(74,414)	(62,044)	(69,428)
Total Noninterest Expense Before
Segment Allocations	107,033	105,351	114,330	95,942	93,937
Segment Allocations	3,703	3,904	4,381	3,722	1,083
Total Noninterest Expense	110,736	109,255	118,711	99,664	95,020

Other information
Efficiency ratio	79%	74%	71%	61%	58%

Warehouse (millions)	$3,543	$3,217	$3,858	$2,742	$2,614
Other earning assets (millions)	318	287	250	228	241
Total earning assets (millions)	3,861	3,504	4,108	2,970	2,855

Escrow balances	1,608	1,419	1,819	1,286	1,419

Net interest margin	4.00%	4.29%	4.34%	4.39%	4.34%

Warehouse Spread	3.58%	3.93%	3.84%	3.91%	3.73%

Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE BANKING
Quarterly, Unaudited

(Thousands)	4Q04	3Q04	2Q04	1Q04	4Q03
ORIGINATION INCOME
Origination Fees	$79,235	$82,425	$96,270	$71,737	$64,210
FAS 91 Fee Deferral	(3,192)	2,966	474	(3,939)	742
Appraisal, Final Inspection,
Credit Report Fees	7,142	7,335	8,345	6,138	6,178
Total origination fees	83,185	92,726	105,089	73,936	71,130

Secondary Marketing Income:
OMSR	62,462	58,120	103,186	52,419	62,621
SRP	7,709	8,656	7,847	10,787	7,958
Marketing G/L (Trading Gains)	5,281	17,834	28,042	26,711	41,351
Concessions	(15,360)	(25,724)	(39,328)	(17,202)	(20,402)
LOCOM	(2,153)	399	(861)	(118)	2,435
Total Secondary Marketing Fees
before FAS 133	57,939	59,285	98,886	72,597	93,963
FAS 133 Pipeline Valuation	10,324	3,070	(30,460)	11,313	(22,100)
Total Secondary Marketing Fees -
Mortgage	68,263	62,355	68,426	83,910	71,863

FAS 91 Reclassification	(74,881)	(86,706)	(74,414)	(62,044)	(69,428)

Total Origination Income	76,567	68,375	99,101	95,802	73,565

KEY ORIGINATIONS METRICS

Production ($ in millions):
First Lien Production	7,840	6,842	8,915	6,869	6,240

Refinanced Production	3,475	2,117	4,226	3,974	2,992
Refinanced %	44%	31%	47%	58%	48%
Purchased Production	4,365	4,725	4,689	2,895	3,248
Purchased %	56%	69%	53%	42%	52%

ARMs % (Excluding Gov't ARMS)	50%	48%	41%	31%	28%

Relationship Managers	1,879	1,792	1,771	1,664	1,641

Warehouse/Pipeline Balance:
Ending Warehouse Balance	3,420	2,832	2,840	3,439	2,744
Ending Pipeline Balance (Locked)	3,309	3,922	3,646	5,248	2,242

Loan Sales (Deliveries):
Total Loan Sales	7,134	6,529	9,535	6,136	6,507

Margins:
Marketing Margin on Deliveries (bps):
OMSR	88	89	108	85	96
Marketing G/L (Trading Gains)	7	27	30	43	63
LOCOM	(3)	1	(1)	-	4
Concessions/SRP	(11)	(26)	(33)	(10)	(19)
Total Marketing Margin on Deliveries
before FAS 133	81	91	104	118	144

MORTGAGE BANKING
Quarterly, Unaudited

	4Q04		3Q04		2Q04		1Q04		4Q03
(Thousands)	$	bps	$	bps	$	bps	$	bps	$	bps
SERVICING INCOME
Gross Service Fees	$80,462	38	$75,279	39	$69,584	39	$68,944	39	$66,635	39
Guarantee Fees	(18,020)	(9)	(17,022)	(9)	(15,042)	(9)	(14,670)	(8)	(13,956)	(8)
Sub-Service Fee Income	2	-	7	-	6	-	-	-	-	-
Lender Paid MI	(143)	-	(134)	-	(141)	-	(194)	-	(188)	-
Net Service Fees	62,301	29	58,130	30	54,407	30	54,080	31	52,491	31

Early Payoff Interest Expense	(5,485)	(2)	(4,064)	(2)	(6,443)	(3)	(5,170)	(3)	(4,618)	(3)
Ancillary Fees	5,864	3	5,666	3	5,539	3	5,525	3	5,550	3
Total Service Fees	62,680	30	59,732	31	53,503	30	54,435	31	53,423	31

AMORTIZATION/IMPAIRMENT
Amortization	(41,639)		(38,111)		(38,971)		(34,001)		(35,116)
Impairment	(9,489)		(13,356)		379		(14,596)		4,233
Total Amortization/Impairment	(51,128)		(51,467)		(38,592)		(48,597)		(30,883)

HEDGE GAINS
MSR Hedge Gains/(Losses)
NII on SWAPs	16,382		16,987		21,649		24,931		30,626
Hedge Ratios	15,481		8,648		1,756		9,295		4,645
Other Ineffectiveness	(13,342)		(1,701)		(14,866)		(3,898)		(6,481)
Total MSR Hedge Gains/(Losses)	18,521		23,934		8,539		30,328		28,790

Amortization & Time Decay of MSR's	(12,129)		(7,637)		(4,633)		(9,004)		(9,843)

Hedge MTM & Time Decay:
I/O Strip Time Decay	(1,874)		(1,246)		(421)		(2,679)		(2,126)
I/O Strip MTM	(688)		2,244		(3,989)		3,964		9,098
Total Hedge MTM & Time Decay	(2,562)		998		(4,410)		1,285		6,972
Total Hedge Gains	3,830		17,295		(504)		22,609		25,919

Total Servicing Income	15,382		25,560		14,407		28,447		48,459

KEY SERVICING METRICS
($ in millions)
Avg. Servicing Portfolio (Owned)	$84,863		$76,885		$ 71,543		$ 69,503		$ 68,263
End. Servicing Portfolio (Owned)	$86,587		$81,591		$ 72,165		$ 70,317		$ 68,914
Average Loans Serviced (#)	583,248		539,527		517,217		509,506		503,088

Product Mix (Average)
Product Mix (%)
GNMA	12%		14%		14%		15%		16%
FNMA/FHLMC	69%		68%		68%		68%		67%
Private	15%		13%		13%		12%		12%
Sub-Total	96%		95%		95%		95%		95%
Warehouse	4%		5%		5%		5%		5%
Total	100%		100%		100%		100%		100%

Other Statistics
(Annualized)
Ancillary Income per Loan	$ 40.22		$ 42.01		$ 42.84		$ 43.38		$ 44.13
Direct Servicing Cost per Loan	$ 56.88		$ 56.85		$ 57.88		$ 62.26		$ 67.65

Portfolio Data
(in millions)
Average Servicing Asset **	971		947		902		744		785
Valuation Reserve (Ending Balance)	4		7		7		32		36
Servicing Book Value (bps)		114		123		127		107		115

Amortization/Average Servicing Asset	17%		16%		17%		18%		18%
Impairment/Average Servicing Asset	4%		6%		0%		8%		-2%

Run-Off Rate	26%		22%		34%		27%		25%

** Includes valuation reserve/MSRs only
Certain previously reported amounts have been reclassified to agree with current presentation.

CAPITAL MARKETS
Quarterly, Unaudited

(Thousands)	4Q04	3Q04	2Q04	1Q04	4Q03
Net interest income	($ 124)	$207	$25	$291	$654
Noninterest income:
Depository	23,623	26,751	34,756	49,193	38,779
Nondepository	22,296	20,004	23,498	32,795	28,082
Other fees	34,164	34,600	44,725	37,285	53,118
Total noninterest income	80,083	81,355	102,979	119,273	119,979
Total revenue	79,959	81,562	103,004	119,564	120,633
Noninterest expense	69,527	64,640	77,945	88,806	84,879
Pretax income	10,432	16,922	25,059	30,758	35,754

Efficiency ratio	87%	79%	76%	74%	70%

Trading inventory (millions)	$857	$719	$694	$741	$918
Other earning assets (millions)	634	518	545	522	552
Total earning assets (millions)	1,491	1,237	1,239	1,263	1,470

Net interest margin	-0.03%	0.07%	0.01%	0.09%	0.18%

CORPORATE
Quarterly, Unaudited

(Thousands)	4Q04	3Q04	2Q04	1Q04	4Q03
Net interest income	($ 4,174)	$423	$1,898	$5,216	$6,668
Noninterest income	4,283	2,189	1,842	3,145	3,973
Security G/L	(3,733)	19,746	2,911	883	-
Total revenue	(3,624)	22,358	6,651	9,244	10,641
Total noninterest expense	10,874	11,451	10,189	11,282	15,825
Pretax income	(14,498)	10,907	(3,538)	(2,038)	(5,184)

CAPITAL HIGHLIGHTS
(Dollars in millions except per share amounts, Unaudited)

	4Q04	3Q04	2Q04	1Q04	4Q03
Tier 1 Capital (a)	$ 2,080.6	$ 2,027.2	$ 1,985.3	$ 1,963.3	$ 1,754.4
Tier 2 Capital (a)	1,102.5	739.4	738.0	755.0	755.4
Total Capital (a)	$ 3,183.1	$ 2,766.6	$ 2,723.3	$ 2,718.3	$ 2,509.8

Risk-Adjusted Assets (a)	$24,129.7	$22,505.2	$21,091.1	$20,408.1	$19,028.8

Tier 1 Ratio (a)	8.62%	9.01%	9.41%	9.62%	9.22%
Tier 2 Ratio (a)	4.57	3.28	3.50	3.70	3.97

Total Capital Ratio (a)	13.19%	12.29%	12.91%	13.32%	13.19%

Leverage Ratio (a)	7.16%	7.38%	7.35%	7.97%	7.19%

Shareholders' Equity/Assets Ratio (b)	6.73	6.87	6.86	7.52	7.52

Book Value	$ 16.41	$ 15.96	$ 15.42	$ 15.34	$ 15.01

(a) Current quarter is an estimate
(b) Calculated on average balances

NET INTEREST MARGIN (NIM) HIGHLIGHTS
(Unaudited)

	4Q04	3Q04	2Q04	1Q04	4Q03
Consolidated Yields and Rates:
Investment securities	4.21%	4.36%	4.30%	4.23%	4.61%
Loans, net of unearned	5.34	5.01	4.81	4.95	4.98
Other earning assets	5.26	5.05	4.67	4.51	4.56
Yields on earning assets	5.22	4.95	4.72	4.77	4.84
Interest bearing core deposits	1.56	1.43	1.28	1.27	1.27
CD's over $100,000	2.09	1.61	1.21	1.21	1.24
Fed funds purchased and repos	1.78	1.29	.90	.88	.87
Commercial paper and other short-term
borrowings	3.64	3.89	3.91	3.36	3.90
Long-term debt	2.70	2.28	1.87	2.08	1.93
Rates paid on interest-bearing liabilities	2.00	1.63	1.34	1.33	1.33
Net interest spread	3.22	3.32	3.38	3.44	3.51
Effect of interest-free sources	.35	.28	.25	.24	.25
FHN - NIM	3.57%	3.60%	3.63%	3.68%	3.76%
Certain previously reported amounts have been reclassified to agree with current presentation.

OTHER HIGHLIGHTS
(Unaudited)

Balance Sheet:

In prior years, FHN has securitized certain real estate loans through a real estate mortgage investment conduit (REMIC) and retained all of the securitized assets. The retained assets were classified on the Consolidated Statements of Condition in "Securities held to maturity". During fourth quarter 2003, FHN elected to purchase all of the mortgage loans remaining in the REMIC ($136.3 million at repurchase). Subsequent to the repurchase of the mortgage loans, these assets are classified as retail real estate residential loans.

Effective December 31, 2003, FHN adopted FASB Interpretation No. 46, "Consolidation of Variable Interest Entities", and deconsolidated its subsidiary, First Tennessee Capital I (Capital I), which has issued $100.0 million of capital securities that are fully and unconditionally guaranteed by FHN. As a result of this deconsolidation the capital securities are no longer included on FHN's balance sheet. However, $103.0 million of junior subordinated debentures issued by FHN to Capital I are no longer eliminated in consolidation and appear in term borrowings as of December 31, 2003.

On December 31, 2003, FHN completed the sale of substantially all of the assets and liabilities of its wholly owned subsidiary, First National Bank of Springdale (FNB) of Springdale, Arkansas to First Security Bank of Searcy, Arkansas. This transaction resulted in a divestiture gain of $12.5 million. Immediately preceding the sale, FNB had investment securities of approximately $125 million, loans of approximately $165 million, deposits of approximately $300 million and equity of approximately $40 million.